UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) June 15, 2001





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On June 25, 2001,  Registrant made available  the
          Monthly Servicer Certificates for the Period of May 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2000-B OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:   June 29, 2001                       By:/s/ Ronald D. Markle
----------------------------                       --------------------------
                                                   Ronald D. Markle
                                                   Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1997-B Owner Trust
               Monthly Servicer Certificate, dated June 15, 2001


   20.2        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated June 15, 2001


   20.3        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated June 15, 2001


   20.4        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated June 15, 2001


   20.5        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated June 15, 2001


   20.6        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated June 15, 2001

                     Navistar Financial 1997 - B Owner Trust
                           For the Month of May, 2001
                       Distribution Date of June 15, 2001
                            Servicer Certificate #44

Original Pool amount Initial Receivables                         $408,527,638.36
Subsequent Receivables  (transferred 11/13/97)                    $91,466,751.20


Beginning Pool Balance                                            $60,596,961.44
Beginning Pool Factor                                                  0.1211953

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $4,800,597.91
     Interest Collected                                              $485,191.45

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $419,982.44
Total Additional Deposits                                            $419,982.44

Repos / Chargeoffs                                                   ($7,362.30)
Aggregate Number of Notes Charged Off                                        197

Total Available Funds                                              $5,514,257.05

Ending Pool Balance                                               $55,995,240.58
Ending Pool Factor                                                     0.1119917

Servicing Fee                                                         $50,497.47

Repayment of Servicer Advances                                       $191,514.75

Reserve Account:
     Beginning Balance  (see Memo Item)                           $10,106,764.75
     Target Percentage                                                    10.00%
     Target Balance                                                $5,599,524.06
     Minimum Balance                                               $9,999,887.79
     (Release) / Deposit                                           ($106,876.96)
     Ending Balance                                                $9,999,887.79

Current Weighted Average APR:                                             9.219%
Current Weighted Average Remaining Term (months):                          14.78

Delinquencies                                                   Dollars    Notes
           Installments:  1 - 30 days                       $829,067.70      636
                          31 - 60 days                      $237,059.78      162
                          60+  days                         $258,732.58       80

           Total:                                         $1,324,860.06      670

           Balances:      60+  days                         $985,060.88       80

Memo Item - Reserve Account
     Prior Month                                                   $9,521,924.56
     Invest. Income                                                   $40,935.52
     Excess Serv.                                                    $543,904.67
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $10,106,764.75

Navistar Financial 1997 - B Owner Trust
For the Month  of  May, 2001

                                                                                     NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                   $500,000,000.00 $107,000,000.00 $94,000,000.00 $132,000,000.00 $149,500,000.00 $17,500,000.00
Distributions:
     Distribution Percentages                                    0.00%          0.00%           0.00%          96.50%          3.50%
     Coupon                                                      5.72%          5.96%           6.20%           6.30%          6.30%

Beginning Pool Balance                  $60,596,961.44
Ending Pool Balance                     $55,995,240.58

Collected Principal                      $4,609,083.16
Collected Interest                         $485,191.45
Charge - Offs                               ($7,362.30)
Liquidation Proceeds / Recoveries          $419,982.44
Servicing                                   $50,497.47
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service $5,463,759.58

Beginning Balance                       $60,596,961.44           $0.00          $0.00           $0.00  $58,476,067.82  $2,120,893.62

Interest Due                               $318,134.05           $0.00          $0.00           $0.00     $306,999.36     $11,134.69
Interest Paid                              $318,134.05           $0.00          $0.00           $0.00     $306,999.36     $11,134.69
Principal Due                            $4,601,720.86           $0.00          $0.00           $0.00   $4,440,660.63    $161,060.23
Principal Paid                           $4,601,720.86           $0.00          $0.00           $0.00   $4,440,660.63    $161,060.23

Ending Balance                          $55,995,240.58           $0.00          $0.00           $0.00  $54,035,407.19  $1,959,833.39
Note / Certificate Pool Factor                                  0.0000         0.0000          0.0000          0.3614         0.1120
   (Ending Balance / Original Pool Amount)
Total Distributions                      $4,919,854.91           $0.00          $0.00           $0.00   $4,747,659.99    $172,194.92

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
      (required from Reserve)
Excess Servicing                           $543,904.67
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $10,106,764.75
(Release) / Draw                          ($106,876.96)
Ending Reserve Acct Balance              $9,999,887.79

Navistar Financial 1997 - B Owner Trust
For the Month  of  May, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                         5                  4                3                2                1
                                                       Jan-01            Feb-01           Mar-01           Apr-01           May-01

Beginning Pool Balance                         $80,278,502.18    $75,213,872.16   $69,785,579.19   $65,251,570.42   $60,596,961.44

A)   Loss Trigger:
Principal of Contracts Charged Off                $225,392.74       $866,985.94      $236,462.40      $686,564.63       ($7,362.30)
Recoveries                                        $318,826.05       $621,269.62      $483,783.97      $100,354.30      $419,982.44

Total Charged Off (Months 5, 4, 3)              $1,328,841.08
Total Recoveries (Months 3, 2, 1)               $1,004,120.71
Net Loss / (Recoveries) for 3 Mos                 $324,720.37 (a)

Total Balance (Months 5, 4, 3)                $225,277,953.53 (b)

Loss Ratio Annualized  [(a/b) * (12)]                1.72971%
Trigger:  Is Ratio > 1.5%                                 Yes

                                                       Mar-01            Apr-01           May-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $2,412,769.58     $1,285,405.53      $985,060.88
     As % of Beginning Pool Balance                  3.45740%          1.96992%         1.62559%
     Three Month Average                             3.54065%          3.05058%         2.35097%
Trigger:  Is Average > 2.0%                            Yes

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 1998 - A Owner Trust
                           For the Month of May, 2001
                       Distribution Date of June 15, 2001
                            Servicer Certificate #37

Original Pool Amount                                             $500,864,370.04


Beginning Pool Balance                                           $106,750,724.61
Beginning Pool Factor                                                0.213132998

Principal and Interest Collections:
     Principal Collected                                           $5,719,405.83
     Interest Collected                                              $785,216.45

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $703,033.67
Total Additional Deposits                                            $703,033.67

Repos / Chargeoffs                                                   $375,207.33
Aggregate Number of Notes Charged Off                                        175

Total Available Funds                                              $7,132,065.40

Ending Pool Balance                                              $100,731,702.00
Ending Pool Factor                                                     0.2011157

Servicing Fee                                                         $88,958.94

Repayment of Servicer Advances                                        $75,590.55

Reserve Account:
     Beginning Balance  (see Memo Item)                           $11,205,584.51
     Target Percentage                                                    10.00%
     Target Balance                                               $10,073,170.20
     Minimum Balance                                              $10,017,287.40
     (Release) / Deposit                                         ($1,132,414.31)
     Ending Balance                                               $10,073,170.20

Current Weighted Average APR:                                             8.835%
Current Weighted Average Remaining Term (months):                          20.34

Delinquencies                                                  Dollars     Notes
          Installments:          1 - 30 days               $998,831.86       897
                                 31 - 60 days              $315,987.69       274
                                 60+  days                 $581,377.46       140

          Total:                                         $1,896,197.01       946

          Balances:              60+  days               $2,392,853.03       140

Memo Item - Reserve Account
     Prior Month                                                  $10,675,072.46
     Invest. Income                                                   $35,342.47
     Excess Serv.                                                    $495,169.58
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $11,205,584.51

Navistar Financial 1998 - A Owner Trust
For the Month  of  May, 2001


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B
                                                       -----           --------            -------

Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                       $106,750,724.61
Ending Pool Balance                          $100,731,702.00

Collected Principal                            $5,643,815.28
Collected Interest                               $785,216.45
Charge - Offs                                    $375,207.33
Liquidation Proceeds / Recoveries                $703,033.67
Servicing                                         $88,958.94
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $7,043,106.46

Beginning Balance                            $106,750,724.61    $103,014,332.16      $3,736,392.45

Interest Due                                     $528,914.27        $509,920.94         $18,993.33
Interest Paid                                    $528,914.27        $509,920.94         $18,993.33
Principal Due                                  $6,019,022.61      $5,808,356.82        $210,665.79
Principal Paid                                 $6,019,022.61      $5,808,356.82        $210,665.79

Ending Balance                               $100,731,702.00     $97,205,975.34      $3,525,726.66
Note / Certificate Pool Factor                                           0.2011             0.2011
   (Ending Balance / Original Pool Amount)
Total Distributions                            $6,547,936.88      $6,318,277.76        $229,659.12

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $495,169.58
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $11,205,584.51
(Release) / Draw                              ($1,132,414.31)
Ending Reserve Acct Balance                   $10,073,170.20

Navistar Financial 1998 - A Owner Trust
For the Month  of  May, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                         5                 4                3                2                1
                                                       Jan-01            Feb-01           Mar-01           Apr-01           May-01

Beginning Pool Balance                        $135,123,113.77   $127,511,383.71  $119,333,038.48  $112,410,674.90  $106,750,724.61

A)   Loss Trigger:
Principal of Contracts Charged Off                $788,792.32       $851,191.50      $395,256.81      $197,552.98      $375,207.33
Recoveries                                        $284,101.47       $776,359.72      $614,443.03      $177,607.38      $703,033.67

Total Charged Off (Months 5, 4, 3)              $2,035,240.63
Total Recoveries (Months 3, 2, 1)               $1,495,084.08
Net Loss / (Recoveries) for 3 Mos                 $540,156.55 (a)

Total Balance (Months 5, 4, 3)                $381,967,535.96 (b)

Loss Ratio Annualized  [(a/b) * (12)]                1.69697%

Trigger:  Is Ratio > 1.5%                              Yes

                                                       Mar-01            Apr-01           May-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $2,534,994.05     $2,990,234.38    $2,392,853.03
     As % of Beginning Pool Balance                  2.21430%          2.66010%         2.24153%
     Three Month Average                             2.22567%          2.44967%         2.34198%
Trigger:  Is Average > 2.0%                            Yes

C)   Noteholders Percent Trigger:                    2.01116%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 1999 - A Owner Trust
                           For the Month of May, 2001
                       Distribution Date of June 15, 2001
                            Servicer Certificate #25

Original Pool Amount                                             $714,764,750.47



Beginning Pool Balance                                           $312,421,373.45
Beginning Pool Factor                                                  0.4370968

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $13,628,777.39
     Interest Collected                                            $2,134,233.59

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,181,080.01
Total Additional Deposits                                          $1,181,080.01

Repos / Chargeoffs                                                 $1,039,122.61
Aggregate Number of Notes Charged Off                                        272

Total Available Funds                                             $16,453,669.90

Ending Pool Balance                                              $298,243,894.54
Ending Pool Factor                                                     0.4172616

Servicing Fee                                                        $260,351.14

Repayment of Servicer Advances                                       $490,421.09

Reserve Account:
     Beginning Balance  (see Memo Item)                           $22,147,225.26
     Target Percentage                                                    10.00%
     Target Balance                                               $29,824,389.45
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                            ($86,068.60)
     Ending Balance                                               $22,061,156.66

Current Weighted Average APR:                                             8.236%
Current Weighted Average Remaining Term (months):                          28.96

Delinquencies                                                  Dollars     Notes
         Installments:                1 - 30 days        $2,813,445.17     2,179
                                     31 - 60 days          $794,034.18       626
                                        60+  days          $500,511.61       210

          Total:                                         $4,107,990.96     2,200

          Balances:                     60+  days        $6,575,628.31       210

Memo Item - Reserve Account
     Prior Month                                                  $21,619,886.48
     Invest. Income                                                   $86,068.60
     Excess Serv.                                                    $441,270.18
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $22,147,225.26

Navistar Financial 1999 - A Owner Trust
For the Month of May, 2001

                                                                                        NOTES

                                                 TOTAL    CLASS A - 1      CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES
                                                 -----    -----------      -----------     -----------     ----------- -------------

Original Pool Amount                   $714,764,750.47$147,000,000.00  $197,000,000.00 $200,000,000.00 $145,745,000.00$25,019,750.47
Distributions:
     Distribution Percentages                                   0.00%            0.00%          96.50%           0.00%         3.50%
     Coupon                                                   5.0025%          5.5500%         5.9500%         6.1300%       6.2200%

Beginning Pool Balance                 $312,421,373.45
Ending Pool Balance                    $298,243,894.54

Collected Principal                     $13,138,356.30
Collected Interest                       $2,134,233.59
Charge - Offs                            $1,039,122.61
Liquidation Proceeds / Recoveries        $1,181,080.01
Servicing                                  $260,351.14
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$16,193,318.76

Beginning Balance                      $312,421,373.46          $0.00            $0.00 $150,593,641.19 $145,745,000.00$16,082,732.27

Interest Due                             $1,574,569.67          $0.00            $0.00     $746,693.47     $744,514.04    $83,362.16
Interest Paid                            $1,574,569.67          $0.00            $0.00     $746,693.47     $744,514.04    $83,362.16
Principal Due                           $14,177,478.91          $0.00            $0.00  $13,681,267.15           $0.00   $496,211.76
Principal Paid                          $14,177,478.91          $0.00            $0.00  $13,681,267.15           $0.00   $496,211.76

Ending Balance                         $298,243,894.55          $0.00            $0.00 $136,912,374.04 $145,745,000.00$15,586,520.51
Note / Certificate Pool Factor                                 0.0000           0.0000          0.6846          1.0000        0.6230
   (Ending Balance / Original Pool Amount)
Total Distributions                     $15,752,048.58          $0.00            $0.00  $14,427,960.62     $744,514.04   $579,573.92

Interest Shortfall                               $0.00          $0.00            $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00          $0.00            $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00          $0.00            $0.00           $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                           $441,270.18
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $22,147,225.26
(Release) / Draw                           ($86,068.60)
Ending Reserve Acct Balance             $22,061,156.66

Navistar Financial 1999 - A Owner Trust
For the Month of May, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                 5                 4                 3               2                1
                                               Jan-01            Feb-01           Mar-01           Apr-01           May-01
                                               ------            ------           ------           ------           ------

Beginning Pool Balance                        $374,974,055.11   $356,000,234.47  $341,514,614.55  $326,945,554.27  $312,421,373.45

A)   Loss Trigger:
Principal of Contracts Charged Off              $2,000,156.70     $1,871,930.49    $1,079,941.30    $1,418,230.37    $1,039,122.61
Recoveries                                        $606,330.66     $1,896,827.90    $1,600,258.82      $902,615.10    $1,181,080.01

Total Charged Off (Months 5, 4, 3)              $4,952,028.49
Total Recoveries (Months 3, 2, 1)               $3,683,953.93
Net Loss / (Recoveries) for 3 Mos               $1,268,074.56 (a)

Total Balance (Months 5, 4, 3)              $1,072,488,904.13 (b)

Loss Ratio Annualized  [(a/b) * (12)]                 1.4188%

Trigger:  Is Ratio > 1.5%                                  No

                                                       Mar-01            Apr-01           May-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $8,296,302.96     $7,889,455.48    $6,575,628.31
     As % of Beginning Pool Balance                  2.42927%          2.41308%         2.10473%
     Three Month Average                             2.17468%          2.32160%         2.31569%
Trigger:   Is Average > 2.0%                              Yes


C)   Noteholders Percent Trigger:                    3.08649%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                                No

                     Navistar Financial 2000 - A Owner Trust
                           For the Month of May, 2001
                       Distribution Date of June 15, 2001
                            Servicer Certificate #16

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                           $321,432,660.78
Beginning Pool Factor                                                  0.6767003

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $9,477,569.83
     Interest Collected                                            $2,462,043.96

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,133,122.07
Total Additional Deposits                                          $1,133,122.07

Repos / Chargeoffs                                                   $868,010.97
Aggregate Number of Notes Charged Off                                        178

Total Available Funds                                             $12,907,144.81

Ending Pool Balance                                              $311,252,671.03
Ending Pool Factor                                                     0.6552688

Servicing Fee                                                        $267,860.55

Repayment of Servicer Advances                                       $165,591.05

Reserve Account:
     Beginning Balance  (see Memo Item)                           $17,480,141.50
     Target Percentage                                                    10.00%
     Target Balance                                               $31,125,267.10
     Minimum Balance                                               $9,105,143.30
     (Release) / Deposit                                            ($68,024.52)
     Ending Balance                                               $17,412,116.98

Current Weighted Average APR:                                             9.126%
Current Weighted Average Remaining Term (months):                          40.00

Delinquencies                                                  Dollars     Notes
           Installments:             1 - 30 days         $1,946,847.71     1,668
                                    31 - 60 days           $515,654.02       401
                                       60+  days           $341,820.43       113

           Total:                                        $2,804,322.16     1,673

           Balances:                 60+  days           $5,521,966.76       113

Memo Item - Reserve Account
     Prior Month                                                  $16,875,214.69
     Invest. Income                                                   $68,024.52
     Excess Serv.                                                    $536,902.29
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $17,480,141.50

Navistar Financial 2000 - B Owner Trust
For the Month of May, 2001

                                                                                   NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
                                                 -----    -----------     -----------     -----------     -----------  -------------
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%          96.25%           0.00%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $321,432,660.78
Ending Pool Balance                    $311,252,671.03

Collected Principal                      $9,311,978.78
Collected Interest                       $2,462,043.96
Charge - Offs                              $868,010.97
Liquidation Proceeds / Recoveries        $1,133,122.07
Servicing                                  $267,860.55
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$12,639,284.26

Beginning Balance                      $321,432,660.78          $0.00  $75,041,436.01 $110,000,000.00 $121,187,500.00 $15,203,724.77

Interest Due                             $1,922,392.22          $0.00     $426,485.49     $660,000.00     $741,263.54     $94,643.19
Interest Paid                            $1,922,392.22          $0.00     $426,485.49     $660,000.00     $741,263.54     $94,643.19
Principal Due                           $10,179,989.75          $0.00   $9,798,240.13           $0.00           $0.00    $381,749.62
Principal Paid                          $10,179,989.75          $0.00   $9,798,240.13           $0.00           $0.00    $381,749.62

Ending Balance                         $311,252,671.03           0.00   65,243,195.88  110,000,000.00  121,187,500.00  14,821,975.15
Note / Certificate Pool Factor                                 0.0000          0.4595          1.0000          1.0000         0.8321
   (Ending Balance / Original Pool Amount)
Total Distributions                     $12,102,381.97          $0.00  $10,224,725.62     $660,000.00     $741,263.54    $476,392.81

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $536,902.29
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $17,480,141.50
(Release) / Draw                           ($68,024.52)
Ending Reserve Acct Balance             $17,412,116.98

Navistar Financial 2000 - B Owner Trust
For the Month of May, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                         5                 4                3                2                1
                                                       Jan-01            Feb-01           Mar-01           Apr-01           May-01
                                                       ------            ------           ------           ------           ------

Beginning Pool Balance                        $367,192,775.67   $352,486,661.24  $342,008,648.66  $331,239,732.65  $321,432,660.78

A)   Loss Trigger:
Principal of Contracts Charged Off              $1,380,479.72     $1,399,621.38    $2,196,158.41    $1,242,892.15      $868,010.97
Recoveries                                      $1,012,917.37       $960,837.02    $1,287,973.47      $678,229.31    $1,133,122.07

Total Charged Off (Months 5, 4, 3)              $4,976,259.51
Total Recoveries (Months 3, 2, 1)               $3,099,324.85
Net Loss / (Recoveries) for 3 Mos               $1,876,934.66 (a)

Total Balance (Months 5, 4, 3)              $1,061,688,085.57 (b)

Loss Ratio Annualized  [(a/b) * (12)]                 2.1215%

Trigger:  Is Ratio > 1.5%                                 Yes

                                                       Mar-01            Apr-01           May-01
                                                       ------            ------           ------
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $5,895,518.01     $5,798,617.10    $5,521,966.76
     As % of Beginning Pool Balance                  1.72379%          1.75058%         1.71792%
     Three Month Average                             1.90998%          1.88492%         1.73077%
Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:                     3.6657%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

                            Navistar Financial 2000 - B Owner Trust
                                  For the Month of May, 2001
                              Distribution Date of June 15, 2001
                                    Servicer Certificate #8

Original Pool Amount                                             $764,710,097.53


Beginning Pool Balance                                           $623,385,686.38
Beginning Pool Factor                                                  0.8151922

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $17,769,241.92
     Interest Collected                                            $5,065,883.26

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,825,139.80
Total Additional Deposits                                          $1,825,139.80

Repos / Chargeoffs                                                 $1,619,900.81
Aggregate Number of Notes Charged Off                                        382

Total Available Funds                                             $24,660,264.98

Ending Pool Balance                                              $603,996,543.65
Ending Pool Factor                                                     0.7898373

Servicing Fee                                                        $519,488.07

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $35,924,618.82
     Target Percentage                                                    10.00%
     Target Balance                                               $60,399,654.37
     Minimum Balance                                              $15,294,201.95
     (Release) / Deposit                                           ($133,130.98)
     Ending Balance                                               $35,791,487.84

Current Weighted Average APR:                                             9.721%
Current Weighted Average Remaining Term (months):                          44.07

Delinquencies                                                  Dollars     Notes
           Installments:               1 - 30 days       $3,333,038.39     2,958
                                      31 - 60 days         $884,794.54       776
                                         60+  days         $487,714.30       191

           Total:                                        $4,705,547.23     2,960

           Balances:                     60+  days       $8,322,673.85       191

Memo Item - Reserve Account
     Prior Month                                                  $34,527,885.14
     Invest. Income                                                  $133,130.98
     Excess Serv.                                                  $1,263,602.70
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $35,924,618.82

Navistar Financial 2000 - B Owner Trust
For the Month of May, 2001

                                                                                       NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES
                                                 -----     -----------     -----------     -----------     ----------- -------------
Original Pool Amount                   $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00$28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%          96.25%           0.00%           0.00%         3.75%
     Coupon                                                    6.7300%         6.6600%         6.6700%         6.7800%       7.0300%

Beginning Pool Balance                 $623,385,686.38
Ending Pool Balance                    $603,996,543.65

Collected Principal                     $17,769,241.92
Collected Interest                       $5,065,883.26
Charge - Offs                            $1,619,900.81
Liquidation Proceeds / Recoveries        $1,825,139.80
Servicing                                  $519,488.07
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$24,140,776.91

Beginning Balance                      $623,385,686.38           $0.00 $231,125,254.27 $184,900,000.00 $178,733,000.00$28,627,432.11

Interest Due                             $3,488,031.48           $0.00   $1,282,745.16   $1,027,735.83   $1,009,841.45   $167,709.04
Interest Paid                            $3,488,031.48           $0.00   $1,282,745.16   $1,027,735.83   $1,009,841.45   $167,709.04
Principal Due                           $19,389,142.73           $0.00  $18,662,049.88           $0.00           $0.00   $727,092.85
Principal Paid                          $19,389,142.73           $0.00  $18,662,049.88           $0.00           $0.00   $727,092.85

Ending Balance                         $603,996,543.65            0.00  212,463,204.39  184,900,000.00  178,733,000.00 27,900,339.26
Note / Certificate Pool Factor                                  0.0000          0.9142          1.0000          1.0000        0.9729
   (Ending Balance / Original Pool Amount)
Total Distributions                     $22,877,174.21           $0.00  $19,944,795.04   $1,027,735.83   $1,009,841.45   $894,801.89

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                         $1,263,602.70
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $35,924,618.82
(Release) / Draw                          ($133,130.98)
Ending Reserve Acct Balance             $35,791,487.84

Navistar Financial 2000 - B Owner Trust
For the Month of May, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5                4                3                2                1
                                                       Jan-01            Feb-01           Mar-01           Apr-01           May-01
                                                       ------            ------           ------           ------           ------

Beginning Pool Balance                        $703,514,350.74   $685,573,339.02  $664,895,988.60  $644,758,360.09  $623,385,686.38

A)   Loss Trigger:
Principal of Contracts Charged Off              $1,534,133.20     $1,607,843.56    $3,859,292.52    $2,544,877.72    $1,619,900.81
Recoveries                                        $138,624.99     $1,625,735.77    $1,035,607.93      $627,976.19    $1,825,139.80

Total Charged Off (Months 5, 4, 3)              $7,001,269.28
Total Recoveries (Months 3, 2, 1)               $3,488,723.92
Net Loss / (Recoveries) for 3 Mos               $3,512,545.36 (a)

Total Balance (Months 5, 4, 3)              $2,053,983,678.36 (b)

Loss Ratio Annualized  [(a/b) * (12)]                 2.0521%

Trigger:  Is Ratio > 1.5%                                 Yes

                                                       Mar-01            Apr-01           May-01
                                                       ------            ------           ------
B)   Delinquency Trigger:                       $9,733,151.17     $9,625,654.44    $8,322,673.85
     Balance delinquency 60+ days                    1.46386%          1.49291%         1.33508%
     As % of Beginning Pool Balance                  1.41980%          1.47823%         1.43062%
     Three Month Average

Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:                     4.6804%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                                No

                     Navistar Financial 2001 - A Owner Trust
                            For the Month of May 2001
                       Distribution Date of June 15, 2001
                             Servicer Certificate #2

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                     $67,396,152.49
Subsequent Receivables (transferred )                                      $0.00
Beginning Pool Balance                                           $370,554,535.53
Beginning Pool Factor                                                    0.97638

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $7,810,396.94
     Interest Collected                                            $2,643,661.51

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                                $24,817.06
Total Additional Deposits                                             $24,817.06

Repos / Chargeoffs                                                       438,178
Aggregate Number of Notes Charged Off                                          8

Total Available Funds                                             $10,075,968.03

Ending Pool Balance                                              $362,708,867.85
Ending Pool Factor                                                       0.95982

Servicing Fee                                                        $308,795.45

Repayment of Servicer Advances                                       $402,907.48

Reserve Account:
     Beginning Balance  (see Memo Item)                           $15,569,718.86
     Target Percentage                                                  5.50000%
     Target Balance                                               $19,948,987.73
     Minimum Balance                                               $7,557,844.04
     (Release) / Deposit                                             ($2,766.55)
     Ending Balance                                               $15,566,952.31

Current Weighted Average APR:                                             9.564%
Current Weighted Average Remaining Term (months):                          49.22

Delinquencies                                                  Dollars     Notes
             Installments:        1 - 30 days            $1,361,452.72     1,326
                                 31 - 60 days              $203,529.89       245
                                    60+  days               $53,756.20        49

             Total:                                      $1,618,738.81     1,327

             Balances:              60+  days            $1,577,065.90        49

Memo Item - Reserve Account
     Prior Month                                                  $15,238,534.60
     Invest. Income                                                    $2,766.55
     Excess Serv.                                                    $328,417.71
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $15,569,718.86

Navistar Financial 2001 - A Owner Trust
For the Month of May 2001

                                                                                         NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
                                                  -----    -----------     -----------     -----------    -----------  -------------
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages                                  100.00%           0.00%           0.00%          0.00%          0.00%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $370,554,535.53
Ending Pool Balance                     $362,708,867.85

Collected Principal                       $7,407,489.46
Collected Interest                        $2,643,661.51
Charge - Offs                               $438,178.22
Liquidation Proceeds / Recoveries            $24,817.06
Servicing                                   $308,795.45
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service  $9,767,172.58

Beginning Balance                       $392,662,333.44 $65,162,333.44 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00

Interest Due                              $1,593,087.19    $240,720.52     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Interest Paid                             $1,593,087.19    $240,720.52     $439,550.00     $415,833.33    $417,791.67     $79,191.67
Principal Due                             $7,845,667.68  $7,845,667.68           $0.00           $0.00          $0.00          $0.00
Principal Paid                            $7,845,667.68  $7,845,667.68           $0.00           $0.00          $0.00          $0.00

Ending Balance                          $384,816,665.76  57,316,665.76  118,000,000.00  100,000,000.00  92,500,000.00  17,000,000.00
Note / Certificate Pool Factor                                  0.7906          1.0000          1.0000         1.0000         1.0000

Total Distributions                       $9,438,754.87  $8,086,388.20     $439,550.00     $415,833.33    $417,791.67     $79,191.67

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
         (required from Reserve)

Excess Servicing                            $328,417.71
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $15,569,718.86
(Release) / Draw                             ($2,766.55)
Ending Reserve Acct Balance              $15,566,952.31

Navistar Financial 2001 - A Owner Trust
For the Month of May 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger


                                                          5                 4                3                2                1
                                                       Jan-01            Feb-01           Mar-01           Apr-01           May-01
                                                       ------            ------           ------           ------           ------

Beginning Pool Balance                                    N/A               N/A              N/A  $310,496,049.60  $370,554,535.53

A)   Loss Trigger:
Principal of Contracts Charged Off                        N/A               N/A              N/A      $431,484.80      $438,178.22
Recoveries                                                N/A               N/A              N/A            $0.00       $24,817.06

Total Charged Off (Months 5, 4, 3)                        N\A
Total Recoveries (Months 3, 2, 1)                  $24,817.06
Net Loss / (Recoveries) for 3 Mos                         N\A (a)

Total Balance (Months 5, 4, 3)                          $0.00 (b)

Loss Ratio Annualized  [(a/b) * (12)]                     N\A

Trigger:  Is Ratio > 1.5%                                  No


B)   Delinquency Trigger:                              Mar-01            Apr-01           May-01
     Balance delinquency 60+ days                         N/A     $1,856,248.28    $1,577,065.90
     As % of Beginning Pool Balance                       N\A          0.59783%         0.42560%
     Three Month Average                                  N/A               N/A              N/A

Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                             4.11942%

Trigger:  Is Minimum < 1.0%                                No
